SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2002


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Arizona                      1-8962                  86-0512431
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)        Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona        85072-3999
        (Address of principal executive offices)                (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

     DIVIDEND INCREASE AND POLICY

     On October 23, 2002, the Company's board of directors increased the common dividend by $0.10 per share per year effective with the dividends payable on December 1, 2002. This increase results in an indicated annual dividend of $1.70 per share. The Company intends to continue growing the common dividends in the future; such growth will be dependent on a number of factors including, but not limited to, payout ratio trends, free cash flow, and financial market conditions.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS.

EXHIBIT NO.    DESCRIPTION
-----------    -----------
   99.1        Pinnacle West Capital Corporation quarterly consolidated
               statistical summary (cover page and list of contents).

   99.2 Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended September 30, 2002 and 2001.

   99.3 Pinnacle West Capital Corporation consolidated statistics by quarter for 2002 (year-to-date).

   99.4 Pinnacle West Capital Corporation consolidated statistics by quarter for 2001.

   99.5 Pinnacle West Capital Corporation consolidated statistics by quarter for 2000.

   99.6 Pinnacle West Capital Corporation consolidated statistics by quarter for 1999.

   99.7 Pinnacle West Capital Corporation earnings variance explanations for the periods ended September 30, 2002 and 2001 and condensed consolidated statements of income for the three months, nine months and twelve months ended September 30, 2002 and 2001.

   99.8        Glossary of Terms.

ITEM 9. REGULATION FD DISCLOSURE

     The Company is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, "Information") to help interested parties better understand its business. This Information is concurrently being posted to the Company's website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company's operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PINNACLE WEST CAPITAL CORPORATION
                                        (Registrant)


Dated: October 25, 2002                 By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer

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